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                                   EXHIBIT 10
                               BANCORPSOUTH, INC.
                               DIRECTOR STOCK PLAN

                                FEBRUARY 14, 1998

         1. PURPOSE OF PLAN. BancorpSouth, Inc. (the "Company") and BancorpSouth Bank, a wholly-owned subsidiary of the Company (the "Bank"), established the Deferred Directors' Fee Unfunded Plan of BancorpSouth, Inc. (the "Fee Deferral Plan") on November 25, 1980, and amended and restated the Plan effective July 1, 1994, through which a director of the Company or the Bank may elect to defer the receipt of cash compensation payable as consideration for service as a director. The Company now desires to establish this BancorpSouth, Inc. Directors Stock Plan (the "Plan") to provide for payment of at least 50% of a director's compensation in the form of common stock, $2.50 par value per share ("Common Stock"), of the Company, in order to more closely align the interests of the directors with those of the shareholders of the Company. In addition, the Company desires to enable directors to elect to receive all or a portion of the remaining 50% director compensation in the form of Common Stock.

         2. PARTICIPATION. Each member of the board of directors of the Company (the "Company Board") who is not also an officer or employee of the Company (each such person, a "Company Director"), and each member of the board of directors of the Bank (the "Bank Board") who is not also an officer or employee of the Bank (each such person, a "Bank Director"), shall be eligible to participate in the Plan during the period in which they serve in such position (collectively, a "Director").

         3. AUTOMATIC GRANT. Beginning January 1, 1999, all fees payable to Company Directors and Bank Directors shall be paid pursuant to the terms of this Paragraph; provided, however, the receipt of any cash amounts elected hereunder may be deferred at the election of the Directors pursuant to the terms of the Fee Deferral Plan, as provided in Paragraph 0.

            (a) During the term of this Plan, 50% of the Company Director Fee and the Board Director Fee (each as defined below) payable from time to time to each Company Director and Bank Director for attendance at a meeting of the Company Board, the Bank Board, and committees thereof, shall be payable in shares of Common Stock, based upon the trading price of the Common Stock on the New York Stock Exchange (or the exchange on which the Common Stock is generally traded at that time) during the period in which the Common Stock is issued to the Company Director or Bank Director in payment of the respective fees.

            (b) For purposes of this Plan, "Company Director Fee" means the amount of director fees determined by the Company Board or the appropriate committee thereof to be payable to each Company Director for attendance at a meeting of the Company Board and committee thereof. For purposes of this Plan, "Bank Director Fee" means the amount of director fees determined by the Bank or the appropriate committee thereof to be payable to each Bank Director for attendance at a meeting of the Bank Board and committee thereof.

         4. STOCK OR CASH ELECTION. The remainder of the Company Director Fee and the Bank Director Fee that is not paid pursuant to Paragraph 0 shall be paid in the form of Common Stock in the same manner described in Paragraph 0 or, if elected by the Director, in the form of cash.

            (a) With respect to the portion of the Company Director Fee and the Bank Director Fee that the Director elects to receive in the form of cash, the Director may elect to defer the receipt of such payment pursuant to the terms of the Fee Deferral Plan.

            (b) If a Director does not execute a written election to receive payment of the Company Director Fee and/or the Bank Director Fee in cash and in the manner specified by the Company, the Director will receive full payment of the same in the form of Common Stock.

         5. SHARE ACCOUNTING AND STOCK ISSUANCE. Shares of Common Stock that are payable pursuant to Paragraphs 0 and 0 shall be issued subject to the terms and conditions of the Plan through the Company's transfer agent

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in the name of the applicable Company Director or Bank Director after the date of each respective meeting in accordance with the administrative scheme that the Company shall establish for issuance of shares. Pending such issuance, shares earned hereunder shall be credited to a bookkeeping account ("Account") that is maintained by the Company (or its agents). At the time of issuance, whole shares of Common Stock will be delivered to Company Director or Bank Director and subtracted from the Account. Any fractional shares remaining in the Account shall be accumulated with future Account credits. The value of any fractional shares remaining in the Account at the time a person is no longer a Company Director or Bank Director shall be paid in cash.

         6. SOURCE OF STOCK. Shares of Common Stock issued under the Plan may be authorized and unissued shares, issued shares held in or acquired for the treasury of the Company, or shares of Common Stock that are reacquired by the Company upon purchase in the open market or otherwise. Provided, however, that the Company may not deliver newly issued shares of Common Stock hereunder unless the shareholders of the Company have approved the use of newly issued shares under this Plan in a manner that complies with the rules of the New York Stock Exchange. If the Common Stock is not listed on the New York Stock Exchange, shareholder approval of using newly issued shares shall be required to the extent necessary and in the manner required under the rules of the exchange or system through which Common Stock is traded.

         7. ADMINISTRATION OF THE PLAN. This Plan shall be administered by the compensation committee of the Board of Directors of the Company, or in the absence of appointment of such committee, by the Board of Directors.

         8. SECURITIES LAWS MATTERS. The shares of Common Stock to be issued under this Plan may, or may not, be in the sole discretion of the Company, registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), or the securities act of any state. If such shares have not been so registered, no disposition of the shares may be made in the absence of an effective registration statement under the Act and compliance with applicable state securities laws or an opinion of counsel satisfactory to the Company to the effect that such disposition is in compliance with the Act and applicable state securities laws. The Company's obligation to deliver shares of Common Stock under the Plan shall be at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, offer, sale or delivery of such stock and compliance with applicable state and federal securities laws.

         In order to comply with the requirements for an exemption under Rule 16b-3, promulgated under the Securities and Exchange Act of 1934, the Common Stock obtained under this Plan may not be disposed of for a period of six months after it is transferred to a Director pursuant to the terms of this Plan. Furthermore, all dispositions of Common Stock acquired hereunder shall be subject to the restrictions set forth in the Company's insider trading policy as it is adopted from time to time.

         9. TERM OF THE PLAN. This Plan shall be effective as of February 14, 1998 and shall continue thereafter until terminated by the Company Board. The Company Board may amend or terminate this Plan at any time; provided, however, that any such amendment or termination shall not affect the rights of a Company Director or Bank Director with respect to Common Stock theretofore payable under the Plan.

         10. MISCELLANEOUS. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be disregarded in the construction of any provisions hereof. This Plan shall be construed in accordance with the laws of the State of Mississippi, without regard to the principles of conflicts of law thereof, to the extent federal law does not supersede and preempt such law.


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         IN WITNESS WHEREOF, the undersigned has executed this Plan pursuant to authorization of the Board of Directors of the Company on this ____ day of February, 1998.



                                          BANCORPSOUTH, INC.

                                 By:
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                                 Its:
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